Morgan Stanley Dean Witter Closed End Funds
17a-7 (Portfolio Trades Executed with Other Affiliate Funds)
For the Period of May 1, 1999 through June 30, 1999


   Transaction
       Date                  Security

MSDW ASIA PACIFIC FUND, INC.

    06/25/99        PT Gudang Garam


MSDW EMERGING MARKETS DEBT FUND, INC.

    01/07/99        Peru PDI, 4.00%, 3/7/17
    01/07/99        Brazil DCB, var, 4/15/12
    01/07/99        Argentina Par Bond, stepped bond, 3/21/23
    01/07/99        Argentina Series L, FRB, 3/31/05
    01/07/99        Bulgaria FLIRB, stepped bond, 7/28/12
    01/07/99        Bulgaria IBA, FRN, 7/28/11
    01/07/99        Bulgaria Discount A, FRN, 7/28/24
    01/07/99        Jordan Discount, var, 12/23/23
    01/07/99        Mexican Global Bond, 11.375%, 9/15/16
    01/07/99        Mexico Discount Note A, FRN, 12/31/19
    01/07/99        Mexico Par Bonds B, 6.25%, 12/31/19
    01/07/99        Peru FLIRB, stepped bond, 3/7/17
    01/07/99        Panama IRB, var, 7/17/14
    01/07/99        Republic of Columbia, 7.625%, 2/15/07
    01/07/99        Korea Development Bank, 7.125%, 9/17/01
    01/07/99        United Mexican States, 11.50%, 5/15/26
    01/07/99        Panama Republic, 8.875%, 9/30/27
    01/07/99        Philippine FLIRB B, var, 6/01/08
    01/07/99        Pera Financial Services, 9.375%, 10/15/02
    01/07/99        Venezuela DCB, FRN, 12/15/07
    01/07/99        Cellco Finance, 15.00%, 8/01/05
    01/08/99        Export-Import Bank of Korea Global Bond, 6.50%, 2/10/02
    01/13/99        Philippine FLIRB B, var, 6/01/08
    02/01/99        Philippine Republic 9.875%, 1/15/19
    04/29/99        CIA International Telecommunications, 10.375%, 8/1/04
    04/29/99        Brazil FLIRB, stepped bond, 4/15/09


MDWS GLOBAL OPPORTUNITY BOND FUND, INC.

    01/13/99        Philippine FLIRB B, var, 6/01/08
    01/20/99        Export-Import Bank of Korea Global Bond, 6.50%, 2/10/02
    02/01/99        Innova SA DE RL, 12.875%, 4/01/07


AR = Argentina Peso
US = US Dollar
IO = Indonesia Rupiah

* All transactions were completed in accordance with Rule 17a-7 and Board-approved Rule 17a-7 procedures.

     Shares/                   Local
       Par                     Price



     359,000                  18,300




          100,000                      65.5000
          200,000                      50.1875
          500,000                      73.6250
          752,000                      85.8250
          100,000                      59.7500
          100,000                      69.5000
          300,000                      71.7500
          500,000                      61.7500
          100,000                     105.7000
          500,000                      82.8750
        1,250,000                      79.3125
          100,000                      56.5000
          100,000                      74.4375
          100,000                      84.0000
          100,000                      96.3250
          100,000                     109.3750
          100,000                      93.6250
          300,000                      83.5000
          250,000                      81.0000
          214,285                      64.9375
          100,000                      89.0000
        1,250,000                      93.8200
          350,000                      82.5000
          200,000                     102.9375
          250,000                      83.0100
          200,000                      63.2500




          250,000                      82.5000
          300,000                      94.7500
          100,000                      68.7500


     Currency       US $ Value



        IO                   $972,568




        US                             $65,500
        US                            $100,375
        US                            $368,125
        US                            $645,404
        US                             $59,750
        US                             $69,500
        US                            $215,250
        US                            $308,750
        US                            $105,700
        US                            $414,375
        US                            $991,406
        US                             $56,500
        US                             $74,438
        US                             $84,000
        US                             $96,325
        US                            $109,375
        US                             $93,625
        US                            $250,500
        US                            $202,500
        US                            $139,151
        US                             $89,000
        US                          $1,172,750
        US                            $288,750
        US                            $205,875
        AR                            $207,525
        US                            $126,500




        US                            $206,250
        US                            $284,250
        US                             $68,750


      Seller



MSDW Asia Pacific Fund, Inc.




MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.




MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund
MS Global Opportunity Bond Fund, Inc.


    Purchaser



MSDW Pacific Growth Fund / MSDW Variable Pacific Growth Fund




MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
MS Emerging Markets Debt Fund, Inc.
LGT Capital Management Emerging Markets Debt
MS SICAV Emerging Markets Debt Fund
MS SICAV Emerging Markets Debt Fund




MS Global Opportunity Bond Fund, Inc.
MS Global Opportunity Bond Fund, Inc.
LGT Capital Management